FIDUCIARY CAPITAL GROWTH FUND, INC.

                   Supplement to the Prospectus

                      Dated January 31, 1997


     Effective October 1, 1997, Ted D. Kellner, Donald S. Wilson and Patrick J. English will be primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Kellner and Wilson have held this responsibility since the Fund commenced operations. Mr. English has been employed by the Adviser in various capacities since 1986.

         The date of this Supplement is October 8, 1997.